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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                         Date of Report March 15, 1999


              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                                 333-64765                                   13-3411414
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    (State or other jurisdiction                (Commission File Number)               (IRS Employer Identification No.)
          of incorporation)


        One New York Plaza, 18th Floor
        New York, New York                                                              10292-2018
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         (Address of Principal Executive Offices)                                       (Zip Code)

                                 (212) 778-1818
                       ---------------------------------
               Registrant's telephone number including area code


                                 Not applicable
                       ---------------------------------
         (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         Attached as Exhibit 99.5 to this Current Report are certain materials ("Structural and Collateral Term Sheet") furnished to the Registrant by Prudential Securities Incorporated, Morgan Stanley & Co. Incorporated and CIBC Oppenheimer Corp. (collectively, the "Underwriters"), in respect of the Prudential Securities Secured Financing Corporation Commercial Mortgage Pass-Through Certificates, Series 1999-NRF1, Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates (the "Certificates"). The Certificates will be offered pursuant to a Prospectus dated October 29, 1998, and a Prospectus Supplement thereto to be dated on or around March 17, 1999 (the Prospectus and the Prospectus Supplement are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3/A (Commission File No. 333-64765)(the "Registration Statement").

         The Computational Materials were prepared by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters certain background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



ITEM 7.  FINANCIAL STATEMENTS: PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  Not applicable.

                  (b)  Not applicable

                  (c)  Exhibits

                       99.5  Structural and Collateral Term Sheet



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PRUDENTIAL SECURITIES SECURED
                                          FINANCING CORPORATION


                          By: /s/ Peter Riemenshneider
                              ----------------------------
                              Peter Riemenschneider
                              Vice President


DATED:  March 15, 1999







                                       3
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                                 EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------

  99.5                     Structural and Collateral Term Sheet